UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2022 (May 25, 2022)

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended Revolving Credit Facility

Intercontinental Exchange, Inc. (the “Company”) is a party to that certain Credit Agreement, dated as of April 3, 2014 (as amended by (i) the First Amendment to Credit Agreement, dated as of May 15, 2015, (ii) the Second Amendment to Credit Agreement, dated as of November 9, 2015, (iii) the Third Amendment to Credit Agreement, dated as of November 13, 2015, (iv) the Fourth Amendment to Credit Agreement, dated as of August 18, 2017, (v) the Fifth Amendment to Credit Agreement, dated as of August 18, 2017, (vi) the Sixth Amendment to Credit Agreement, dated as of August 9, 2018, (vii) the Seventh Amendment to Credit Agreement, dated as of August 14, 2020, (viii) the Eighth Amendment to Credit Agreement, dated as of August 21, 2020, (ix) the Ninth Amendment to Credit Agreement, dated as of March 8, 2021, (x) the Tenth Amendment to Credit Agreement, dated as of October 15, 2021, and (xi) the Eleventh Amendment to Credit Agreement, dated as of May 11, 2022, the “Existing Revolving Credit Agreement”), among the Company, as borrower, the lenders party thereto from time to time and Wells Fargo Bank, National Association, as administrative agent, issuing lender and swingline lender, providing for a senior unsecured revolving credit facility in the aggregate principal amount of $3.775 billion.

On May 25, 2022, the Company agreed with the lenders under the Existing Revolving Credit Agreement to amend the terms of the Existing Revolving Credit Agreement (the “Twelfth Amendment”) to make certain changes, including extending the maturity date thereunder to the date that is the fifth anniversary of the effectiveness date of the Twelfth Amendment, being May 25, 2027. As part of the same amendment, the Company has obtained additional commitments under the Revolving Credit Agreement (as defined below) from the lenders thereunder to increase the available commitments thereunder from $3.775 billion to $3.9 billion.

The Existing Revolving Credit Agreement, as amended by the Twelfth Amendment, is referred to herein as the “Revolving Credit Agreement,” and the credit facility thereunder is referred to herein as the “Revolving Credit Facility.”

The Revolving Credit Agreement provides for a $3.9 billion multi-currency revolving facility, with sub-limits for non-dollar borrowings and letters of credit and with a swingline facility available on a same-day basis. The Revolving Credit Agreement includes an option for the Company to propose an increase in the aggregate amount available for borrowing by up to $1.0 billion, subject to the consent of the lenders funding the increase and certain other conditions. Amounts borrowed under the Revolving Credit Agreement may be prepaid at any time without premium or penalty, and borrowings thereunder bear interest at term SOFR or a base rate, at the Company’s option, plus an applicable ratings-based margin ranging from 0.875% to 1.500% on term SOFR loans plus a credit spread adjustment of 10 basis points, and from 0.000% to 0.500% for base rate loans, based on a ratings-based pricing grid.

The amounts available under the Revolving Credit Agreement are available to the Company to use for working capital and general corporate purposes including, but not limited to, acting as a backstop to the amounts issued under the Company’s commercial paper program.

The Revolving Credit Agreement contains customary representations and warranties, covenants and events of default, including (i) a leverage ratio maintenance covenant, (ii) limitations on liens on the assets of the Company or its subsidiaries, (iii) limitations on indebtedness of the Company’s subsidiaries, (iv) limitations on the sale of all or substantially all of the assets of the Company and its subsidiaries, (v) limitations on fundamental changes and (vi) other matters.

Term Loan Credit Facility

In connection with the pending acquisition (the “Black Knight Acquisition”) by the Company of Black Knight, Inc., a Delaware corporation (“Black Knight”), pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of May 4, 2022, among the Company, Sand Merger Sub Corporation, a Delaware corporation and wholly owned subsidiary of the Company, and Black Knight, which was previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 6, 2022, the Company, on May 25, 2022, entered into a new delayed draw term loan facility in the aggregate principal amount of $2.4 billion (the “Term Loan Facility”), pursuant to a term loan credit agreement (the “Term Loan

Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto. The proceeds of the loans to be extended under the Term Loan Facility are expected to be used (i) to (A) finance a portion of the cash purchase price for the Black Knight Acquisition, (B) refinance all or a portion of the existing indebtedness of Black Knight and its subsidiaries and/or (C) pay fees, costs, commissions and expenses in connection with the Black Knight Acquisition and related transactions and (ii) to provide for working capital and other general corporate purposes. The Term Loan Facility will have no required amortization and will mature on the date that is 24 months after the funding date thereunder.

Each loan under the Term Loan Facility will, at the Company’s option, bear interest on the principal amount outstanding at either (a) term SOFR plus an applicable margin rate plus a credit spread adjustment of 10 basis points or (b) a “base rate” plus an applicable margin rate. The applicable margin rate ranges from 0.625% to 1.125% on term SOFR loans and from 0.000% to 0.125% for base rate loans, based on a ratings-based pricing grid. The Company will have the right to prepay the outstanding loans under the Term Loan Facility, in whole or in part, without premium or penalty.

The Term Loan Credit Agreement contains affirmative and negative covenants and events of default that are substantially similar to those in the Revolving Credit Facility. The Term Loan Credit Agreement also contains other customary representations, warranties and covenants.

Termination of Bridge Facility Commitments

The commitments that the Company obtained for a bridge facility under that certain financing commitment letter, which was previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on May 6, 2022 (the “Bridge Facility”), have been permanently reduced from $14.0 billion to $1.8 billion on May 25, 2025, as a result of (i) the effectiveness of the Eleventh Amendment to the Existing Revolving Credit Agreement on May 11, 2022, (ii) the issuance by the Company of certain senior unsecured notes on May 23, 2022, which was previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on May 23, 2022, (iii) certain asset sale proceeds, (iv) the generation of cash internally by the Company, and (v) the effectiveness of the Term Loan Credit Agreement.

The foregoing descriptions of the Twelfth Amendment and the Term Loan Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Twelfth Amendment and the Term Loan Credit Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report is incorporated by reference under this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	The Twelfth Amendment, dated as of May 25, 2022, by and among Intercontinental Exchange, Inc., as borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, amending that certain Credit Agreement, dated as of April 3, 2014, by and among Intercontinental Exchange, Inc., as borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (as amended by the First Amendment to Credit Agreement, dated as of May 15, 2015, the Second Amendment to Credit Agreement, dated as of November 9, 2015, the Third Amendment to Credit Agreement, dated as of November 13, 2015, the Fourth Amendment to Credit Agreement, dated as of August 18, 2017, the Fifth Amendment to Credit Agreement, dated as of August 18, 2017, the Sixth Amendment to Credit Agreement, dated as of August 9, 2018, the Seventh Amendment to Credit Agreement, dated as of August 14, 2020, the Eighth Amendment to Credit Agreement, dated as of August 21, 2020, the Ninth Amendment to Credit Agreement, dated as of March 8, 2021, the Tenth Amendment to Credit Agreement, dated as of October 15, 2021, and the Eleventh Amendment to Credit Agreement, dated as of May 11, 2022).

10.2	Term Loan Credit Agreement, dated as of May 25, 2022, by and among Intercontinental Exchange, Inc., as borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about Black Knight’s or the Company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition of Black Knight by the Company (the “Transaction”), including future financial and operating results, Black Knight’s or the Company’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, the expected form and timing of debt financing to fund the Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in Black Knight’s and the Company’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of Black Knight or the Company to terminate the definitive merger agreement governing the terms and conditions of the Transaction; the outcome of any legal proceedings that may be instituted against Black Knight or the Company; the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Black Knight or the Company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Black Knight and the Company operate; the ability to promptly and effectively integrate the businesses of Black Knight with those of the Company; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Black Knight’s or the Company’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; the Company’s ability to complete the contemplated debt financing on a timely basis, on favorable terms or at all; and the impact of the global COVID-19 pandemic on Black Knight’s or the Company’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause Black Knight’s or the Company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Black Knight’s or the Company’s results.

All forward-looking statements attributable to Black Knight or the Company, or persons acting on Black Knight’s or the Company’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Black Knight and the Company do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Black Knight or the Company update one or more forward-looking statements, no inference should be drawn that Black Knight or the Company will make additional updates with respect to those or other forward-looking statements. Further information regarding Black Knight, the Company and factors which could affect the forward-looking statements contained herein can be found in Black Knight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Transaction, the Company will file with the SEC a Registration Statement on Form S-4 to register the shares of the Company’s Common Stock to be issued in connection with the Transaction. The Registration Statement will include a proxy statement of Black Knight that also constitutes a prospectus of the Company. The definitive proxy statement/prospectus will be sent to the stockholders of Black Knight seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BLACK KNIGHT, THE COMPANY, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Black Knight or the Company through the website maintained by the SEC at http://www.sec.gov or from Black Knight at its website, www.blackknightinc.com, or from the Company at its website, www.theice.com. Documents filed with the SEC by Black Knight will be available free of charge by accessing Black Knight’s website at www.blackknightinc.com under the tab “Investors” and then under the heading “Financials – SEC Filings” or, alternatively, by directing a request by mail or telephone to Black Knight, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, (904) 854-5100, and documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.ice.com and following the link for “Investor Relations” or, alternatively, by directing a request by mail or telephone to Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attention: Investor Relations, (770) 857-4700, or by email to investors@ice.com.

PARTICIPANTS IN THE SOLICITATION

Black Knight, the Company, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Black Knight in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Black Knight and the Company and other persons who may be deemed to be participants in the solicitation of stockholders of Black Knight in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Additional information about Black Knight, the directors and executive officers of Black Knight and their ownership of Black Knight Common Stock is also set forth in the definitive proxy statement for Black Knight’s 2022 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 28, 2022, and other documents subsequently filed by Black Knight with the SEC. Additional information about the Company, the directors and executive officers of the Company and their ownership of the Company’s Common Stock can also be found in the Company’s definitive proxy statement in connection with its 2022 Annual Meeting of Stockholders, as filed with the SEC on March 25, 2022, and other documents subsequently filed by the Company with the SEC. Free copies of these documents may be obtained as described above.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel

Dated: June 1, 2022